Ambassador Money Market Fund Institutional Shares (ticker: AMFXX) A SERIES OF THE AMBASSADOR FUNDS SUMMARY PROSPECTUS December 1, 2010

Before you invest, you may want to review the Ambassador Money Market Fund’s statutory prospectus and statement of additional information, which contain more information about the fund and its risks.  You can find the Ambassador Money Market Fund’s statutory prospectus, statement of additional information and other information about the fund online at http://www.ambassador-capital.com/pro-summary.htm.   You can also get this information at no cost by calling 1-800-992-0444 or by sending an e-mail request to webmail@ambassador-capital.com.  The Fund's full prospectus and statement of additional information, each dated December 1, 2010, are incorporated into this Summary Prospectus by reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective

The Ambassador Money Market Fund’s (the “Fund” or “Money Market Fund”) objective is to provide current interest income, consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percent of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percent of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Exchange fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fees	0.20%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.18%
Total Annual Fund Operating Expenses (1)	0.38%

(1) Fund operating expenses may not correlate to the ratio of expense to average net assets in the financial highlights table, which do not include Acquired Funds fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Money Market Fund Institutional Shares	1 Year	3 Years	5 Years	10 Years
	$39	$122	$213	$480

Principal Investment Strategies

To pursue its goal, the Fund invests substantially all of its assets only in the following types of securities:

•

obligations of the United States government, its agencies and instrumentalities;

•

commercial paper;

•

certificates of deposit; and/or

•

money market instruments

The Fund invests in accordance with regulatory requirements applicable to money market funds, which impose strict conditions on the quality and credit rating of portfolio securities, the maturity of individual portfolio securities and the portfolio as a whole, and portfolio diversification.

The Fund invests solely in U.S. dollar-denominated debt securities with remaining maturities of 397 days or less and maintains an average dollar-weighted portfolio maturity of 60 days or less.

Principal Risks

The principal risks of investing in the Fund are that an issuer could default on its payment obligations or suffer an event lowering its credit, effecting the price, volatility and liquidity of the securities.  As interest rates fall, mortgage-backed securities tend to be paid earlier than expected.  This prepayment may result in a loss on the investment.  Management may not be able to produce desired results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s investment results have varied from year to year, as well as the Fund’s highest and lowest quarterly returns.  The table below provides an additional indication of the risks of investing in the Fund by showing the Fund’s average annual returns for the 1- and 5-year periods ended, and for the period since the Fund’s inception (August 1, 2000) through, December 31, 2009.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  For current performance information and current seven-day yield, please call 1-800-992-0444.

Calendar Year Total Return (for periods ended December 31)

Institutional Shares

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.59%
1.38%
0.82%
1.08%
2.99%
4.83%
5.15%
2.60%
0.52%
2001
2002
2003
2004
2005
2006
2007
2008
2009

Note:  The Fund has a fiscal year that ends on July 31.  Total return (not annualized) for the period from January 1 through September 30, 2010, was 0.07%.

Average Annual Total Returns (for periods ended December 31, 2009)

 Since

Inception

1 Year

5 Years

(8/1/2000)

Ambassador Money Market Fund

    (Institutional Shares)

0.52%

3.20%

2.70%

Investment Adviser

Ambassador Capital Management, L.L.C. (the “Adviser”) is the investment adviser to the Ambassador Money Market Fund.

Portfolio Managers

Gregory A. Prost, Chief Investment Officer and Vice President of the Adviser and has been the Portfolio Manager of the Fund since its inception in 2000.

Derek H. Oglesby, Co-Portfolio Manager since 2006.

Talmadge D. Gunn, Senior Vice President and Senior Portfolio Manager has been a Co-Portfolio Manager of the Fund since 2007.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by mail (Ambassador Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207), by wire transfer or by telephone at 1-800-992-0444.  The minimum initial investment amount is $1,000.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account.  Distributions made to tax-advantaged accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial advisor or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Rating

Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), has assigned a Principal Stability Fund Rating of “AAAm” to the Ambassador Money Market Fund.  A fund rated AAAm has extremely strong capacity to maintain principal stability and to limit exposure to principal losses due to credit, market and/or liquidity risks.  AAAm is the highest principal stability fund rating assigned by S&P.  There is no assurance that such rating will continue for any given period of time or that it will not be revised or withdrawn entirely, if in the sole judgment of S&P, circumstances so warrant.

Investment Company Act File No. 811-09941

AMFXXSUM 2010/12

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